POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Marie E. Connolly, Richard
W. Ingram, Christopher J. Kelly, Kathleen K. Morrisey, Michael S. Petrucelli and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/Joseph S. DiMartino             February 12, 1998
______________________________
Joseph S. DiMartino


/s/Gordon J. Davis                 February 12, 1998
______________________________
Gordon J. Davis


/s/David P. Feldman                February 12, 1998
______________________________
David P. Feldman


/s/Lynn Martin                     February 12, 1998
______________________________
Lynn Martin


/s/Daniel Rose                     February 12, 1998
______________________________
Daniel Rose


/s/Philip L. Toia                  February 12, 1998
______________________________
Philip L. Toia


/s/Sander Vanocur                  February 12, 1998
______________________________
Sander Vanocur


/s/Anne Wexler                     February 12, 1998
______________________________
Anne Wexler



Rex Wilder                         February 12, 1998
______________________________
Rex Wilder

                                  EXHIBIT A

              Dreyfus 100% U.S. Treasury Intermediate Term Fund
                  Dreyfus 100% U.S. Treasury Long Term Fund
                Dreyfus 100% U.S. Treasury Money Market Fund
                 Dreyfus 100% U.S. Treasury Short Term Fund
                           Dreyfus BASIC GNMA Fund
              Dreyfus Florida Intermediate Municipal Bond Fund
              Dreyfus Florida Municipal Money Market Fund
                         Dreyfus Global Growth Fund
                Dreyfus New Jersey Municipal Bond Fund, Inc.
                 Dreyfus New York Insured Tax Exempt Bond Fund
                Dreyfus Premier International Funds, Inc.